Exhibit 99.1

EA’s 22 PLATINUM TITLES DRIVE RECORD FISCAL YEAR RESULTS

Net Revenues up 44 percent to $2.5 billion / Operating Cash Flow $714 million

REDWOOD CITY, CA – May 6, 2003 – Electronic Arts (NASDAQ: ERTS) today announced financial results for the fiscal year and quarter ended March 31, 2003.

Full Year Results

Consolidated net revenues for the fiscal year ending March 31, 2003 were $2.482 billion, up 44 percent compared with $1.725 billion for the prior year. EA had twenty-two platinum titles (over one million units sold) in fiscal 2003. Two franchises – The Sims™ and Harry Potter™ – each sold approximately ten million units and four other franchises sold more than five million units: Medal of Honor™, James Bond™, FIFA Soccer and Madden NFL™ Football.

Consolidated net income for the year was $317 million, a 212 percent increase over the prior year. Diluted earnings per share increased 206 percent to $2.17 compared to $0.71. The growth in earnings was driven by higher sales volume, increased gross margin and lower operating costs as a percentage of net revenues. The company incurred asset impairment and restructuring charges of $81 million in the year. These charges lowered fiscal year net income by $56 million (tax-adjusted) and diluted earnings per share by $0.38 (tax-adjusted).

Non-GAAP net income, excluding certain items, was up 190 percent to $385 million. Non-GAAP diluted earnings per share were up 183 percent to $2.63. (Please see Non-GAAP Financial Measures and reconciliation information included in this release.)

Operating cash flow was $714 million as compared to $288 million in the prior fiscal year.

“This was an outstanding year for Electronic Arts,” said Larry Probst, Chairman and Chief Executive Officer. “The company achieved all of its key objectives, and we are the leader on next generation consoles and on the PC. We enter our next fiscal year in great shape and with the strongest product line-up in our history.”

“Our studios produced great entertainment, our publishing organizations delivered record sales results and together as a company, we generated record operating cash flow,” said Warren Jenson, Chief Financial and Administrative Officer. “For the year, operating cash flow was $714 million.”

Highlights for the Year (comparisons are to the fiscal year ending March 31, 2002)

•	Net revenues increased in all territories: North America – up 31 percent to $1.4 billion; Europe – up 69 percent to $879 million; Asia Pacific – up 64 percent to $88 million; Japan – up 37 percent to $80 million.
•	Gross margin was 57 percent versus 53 percent.
•	Operating income of $456 million was up 237 percent. Operating margin reached 18 percent versus eight percent.
•	Non-GAAP operating income, excluding certain items, was $545 million – up 201 percent year-over-year.
•	EA.com was consolidated into the company’s core operations.
•	EA was the number one publisher on the PC. In the U.S., the company had six of the top-10 selling-PC games according to NPD Group / NPD Techworld.

•	EA was the number one publisher on next generation consoles. In the U.S., the company had four of the top-10-selling next generation console titles (includes PlayStation®2, Xbox™ and Nintendo GameCube™ consoles) according to NPD Group / NPD Funworld / TRSTS Video Games Service.
•	EA was named as one of the 100 best companies to work for by Fortune Magazine.
•	EA was ranked as one of the top-50 best-performing major companies by Business Week.
•	EA won thirteen awards at the Sixth Annual Academy of Interactive Arts and Sciences (“AIAS”) ceremony for Battlefield 1942™; Medal of Honor Allied Assault™; Medal of Honor Frontline™; Madden NFL 2003; The Lord of the Rings™, The Two Towers™; The Sims Online™; The Sims™ Unleashed; and Need for Speed™ Hot Pursuit 2.
•	Battlefield 1942 was named “Game of the Year” at the AIAS ceremony.

Fourth Quarter Results

Consolidated net revenues for the fourth quarter were $463 million, down one percent compared with $470 million in the prior year. The slight decline in sales was driven by the timing of product releases. In the quarter, 12 products were released as compared to 20 in the prior year. For the quarter, average unit sales volume on new releases was up over 50 percent. The strength of the company’s unit sales performance was driven by The Sims; The Lord of the Rings, The Two Towers; SimCity™ 4; Command & Conquer™ Generals; FIFA 2003 and MVP Baseball™ 2003.

Consolidated net income for the quarter was $9 million, as compared to $47 million in the prior year. Diluted earnings per share were $0.06 in the quarter compared with $0.33 in the prior year. Asset impairment and restructuring charges of $72 million were incurred. These charges lowered fourth quarter net income by $50 million (tax-adjusted) and diluted earnings per share by $0.34 (tax-adjusted).

Non-GAAP net income, excluding certain items, was up seven percent to $59 million. Non-GAAP diluted earnings per share were up three percent to $0.40. (Please see Non-GAAP Financial Measures and reconciliation information included in this release.)

Asset Impairment and Restructuring Charges

Full year charges. Pre-tax asset impairment and restructuring charges of $81 million were incurred during the fiscal year. Asset impairment charges were $66 million and related principally to EA.com. Restructuring charges totaled $15 million and were incurred primarily as a result of lease terminations associated with studio consolidations, the cost to retire outstanding Class B options and employee severance costs.

Fourth quarter charges. Pre-tax asset impairment and restructuring charges of $72 million were incurred during the quarter. Asset impairment charges were $65 million and related principally to EA.com. Restructuring charges totaled $7 million and were associated with lease terminations, employee severance costs and the cost to retire outstanding Class B options.

The majority of outstanding Class B options and shares were acquired or exchanged for Class A equity during the quarter, and EA.com was consolidated into the company’s core operations. As a result, the company intends to eliminate dual class reporting as of April 1, 2003, the start of EA’s new fiscal year.

Business Outlook

The following forward-looking statements reflect expectations as of May 6, 2003. Results may be materially different and are affected by many factors, such as changes in the overall global economy, actual consumer spending, consumer acceptance of our products, development delays and other risk factors detailed in this release.

Fiscal First Quarter Expectations – Ending June 30, 2003

•	Consolidated net revenues are expected to be flat to slightly up compared to the first quarter of the prior year. Prior year revenues were $322 million.
•	Net income is expected to be roughly breakeven.

Fiscal Year Expectations – Ending March 31, 2004

•	Consolidated net revenues are expected to be between $2.8 and $2.9 billion - up 13 to 17 percent year-over-year.
•	Consolidated diluted earnings per share are expected to be between $3.10 and $3.25 – up 43 to 50 percent year-over-year.

Non-GAAP Financial Measures

Electronic Arts uses non-GAAP measures of operating income (loss), net income (loss) and diluted earnings (loss) per share. These non-GAAP measures exclude the following items from the company’s statement of operations:

•	Amortization of intangibles
•	Restructuring and asset impairment charges
•	Other than temporary impairment of investments
•	Charges for acquired in-process technology

The company believes excluding these items is useful for illustrating and explaining operating results and comparisons to prior periods. Management uses these non-GAAP measures in its decision-making to facilitate more relevant operating comparisons.

In addition, non-GAAP operating income (loss), non-GAAP net income (loss) and non-GAAP diluted earnings (loss) per share for EA Core and EA.com reflect these segments on a stand-alone basis and allocate income taxes on a proportional basis to the respective income (loss) for each segment. Because the operations of EA.com have been consolidated into EA’s Core operations, the company will no longer report separate EA Core and EA.com results for future periods.

A reconciliation of GAAP operating income (loss) to non-GAAP operating income (loss); GAAP net income (loss) to non-GAAP net income (loss); and GAAP diluted earnings (loss) per share to non-GAAP diluted earnings (loss) per share are included as part of the supplemental disclosures.

Webcast

Electronic Arts will host a webcast at 2:00 pm PT (5:00 pm ET) on May 6, 2003 at http://investor.ea.com to review the results for the company’s fiscal year and fourth quarter ending March 31, 2003 and to discuss the company’s near term outlook. A replay of the webcast will be posted for two weeks. A copy of this release and supplemental information will be available at http://investor.ea.com.

Some statements set forth in this release including those under the heading “Business Outlook” contain forward-looking statements that involve risks and uncertainties. Statements including words such as “anticipate”, “believe” or “expect” and statements in the future tense are forward-looking statements. These forward-looking statements are subject to business and economic risks and actual events or actual future results could differ materially from those set forth in the forward-looking statements due to such risks and uncertainties. Some of the factors which could cause our results to differ materially include the following: timely development and release of our products; consumer spending trends; retention of key personnel; risks associated with major platform transitions; our limited experience with online games; subscriber acceptance of our online products; potential regulation of our products in key territories; developments in the law regarding protection of our products; and other factors described in our Annual Report on Form 10K for the year ended March 31, 2002 and Form 10Q for the quarter ended December 31, 2002. If any of these risks or uncertainties materializes, our results could differ materially from our expectations described in these forward-looking statements. We do not intend to update these forward-looking statements, including those made under the “Business Outlook” heading.

Note to Editors: The Sims, The Sims Online, SimCity, Medal of Honor, Medal of Honor Frontline, Medal of Honor Allied Assault, Need for Speed, Command & Conquer, MVP Baseball, Ultima, Ultima Online and Age of Shadows are trademarks or registered trademarks of Electronic Arts Inc. in the U.S. and/or other countries. Battlefield 1942 is a trademark of Digital Illusions CE AB. The Lord of the Rings and the characters, names, and places therein, TM The Saul Zaentz Company d/b/a Tolkien Enterprises under license to New Line Productions, Inc. James Bond is a trademark of Danjaq, LLC. NIGHTFIRE and AGENT UNDER FIRE are trademarks of Danjaq, LLC and United Artists Corp. HARRY POTTER, characters, names and related indicia are trademarks of and © Warner Bros. NFL, FIFA, NBA, NCAA, NHL, Tiger Woods, PGA TOUR, NASCAR and NASCAR Thunder are trademarks of their respective owners and used with permission. PlayStation is a registered trademark of Sony Computer Entertainment Inc. Xbox is a trademark of Microsoft Corporation in the U.S. and/or other countries. Nintendo GameCube and Game Boy Advance are trademarks of Nintendo. All other trademarks are the property of their respective owners.

For additional information, please contact:

Karen Sansot	Jeff Brown
Director, Investor Relations	Vice President, Corporate Communications
650-628-5597	650-628-7922

ELECTRONIC ARTS

Unaudited Condensed Consolidated Statements of Operations

(in thousands, except per share data)

	Three Months Ended March 31,		Twelve Months Ended March 31,
	2003	2002	2003	2002
Net revenues	$463,130	$469,691	$2,482,244	$1,724,675
Cost of goods sold	164,370	205,003	1,072,802	814,783

Gross profit	298,760	264,688	1,409,442	909,892
Operating expenses:
Marketing and sales	72,073	61,410	332,453	241,109
General and administrative	35,493	26,608	130,859	107,059
Research and development	108,819	96,936	400,990	380,564
Amortization of intangibles	746	6,109	7,482	25,418
Restructuring charges	7,176	(63)	15,102	7,485
Asset impairment charges	64,877	6,315	66,329	12,818

Total operating expenses	289,184	197,315	953,215	774,453

Operating income	9,576	67,373	456,227	135,439
Interest and other income, net	5,337	2,556	5,222	12,848

Income before provision for income taxes and minority interest	14,913	69,929	461,449	148,287
Provision for income taxes	4,623	21,678	143,049	45,969

Income before minority interest	10,290	48,251	318,400	102,318
Minority interest in consolidated joint venture	(1,050)	(956)	(1,303)	(809)

Net income	$9,240	$47,295	$317,097	$101,509

Earnings per share—Class A Stockholders
Diluted	$0.06	$0.33	$2.17	$0.71
Basic	$0.08	$0.38	$2.34	$0.91

Number of shares used in diluted earnings per share computation	147,055	144,056	146,446	143,142
Number of shares used in basic earnings per share computation	143,471	137,985	140,989	136,832

Loss per share—Class B Stockholders
Diluted	$(1.18)	$(0.76)	$(2.77)	$(3.77)
Basic	$(1.18)	$(0.76)	$(2.77)	$(3.77)

Number of shares used in diluted loss per share computation	2,092	6,039	4,368	6,026
Number of shares used in basic loss per share computation	2,092	6,039	4,368	6,026

ELECTRONIC ARTS

Unaudited Condensed Consolidated Balance Sheets

(in thousands)

	March 31, 2003	March 31, 2002
ASSETS

Current assets:
Cash, cash equivalents and short-term investments	$1,587,618	$796,936
Marketable securities	1,111	6,869
Receivables, less allowances of $164,634 and $115,870, respectively	82,083	190,495
Inventories, net	25,170	23,780
Deferred income taxes	117,180	38,597
Other current assets	97,975	95,866

Total current assets	1,911,137	1,152,543

Property and equipment, net	262,252	308,827
Investment in affiliates	20,277	19,077
Goodwill	86,031	69,050
Other intangibles, net	21,301	41,462
Long-term deferred income taxes	13,523	64,065
Other assets	45,012	44,350

Total Assets	$2,359,533	$1,699,374

LIABILITIES, MINORITY INTEREST AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$106,329	$88,563
Accrued and other liabilities	464,547	364,419

Total current liabilities	570,876	452,982

Minority interest in consolidated joint venture	3,918	3,098

Stockholders’ equity:
Common stock	1,443	1,446
Paid-in capital	857,870	649,777
Retained earnings	923,892	606,795
Accumulated other comprehensive income (loss)	1,534	(14,724)

Total stockholders’ equity	1,784,739	1,243,294

Total Liabilities, Minority Interest and Stockholders’ Equity	$2,359,533	$1,699,374

ELECTRONIC ARTS

Unaudited Condensed Consolidated Statements of Cash Flows

(in thousands)

	Three Months Ended March 31,		Twelve Months Ended March 31,
	2003	2002	2003	2002
OPERATING ACTIVITIES
Net income	$9,240	$47,295	$317,097	$101,509
Adjustments to reconcile net income to net cash provided by operating activities:
Minority interest in consolidated joint venture	1,050	956	1,303	809
Equity in net income of affiliates	(1,254)	(865)	(5,467)	(2,999)
Gain on sale of affiliate	—	—	—	(200)
Depreciation and amortization	17,310	27,350	91,639	110,901
Non-cash restructuring and asset impairment charges	64,877	6,896	66,329	13,399
Other than temporary impairment of investment in affiliates	—	—	10,590	—
(Gain)/loss on sale of fixed assets, net	421	(41)	527	331
Loss on marketable securities	433	96	706	96
Bad debt expense	(746)	2,219	7,058	9,361
Stock-based compensation	42	836	906	3,099
Tax benefit from exercise of stock options	37,855	5,752	74,620	22,541
Change in assets and liabilities:
Receivables	527,692	270,670	103,125	(25,407)
Inventories	8,046	1,138	(1,390)	(8,094)
Other assets	(20,417)	45,174	(34,416)	(1,718)
Accounts payable	(40,487)	(65,136)	17,735	15,502
Accrued and other liabilities	(135,862)	(4,368)	93,430	90,996
Deferred income taxes	(37,259)	(41,559)	(29,341)	(42,056)

Net cash provided by operating activities	430,941	296,413	714,451	288,070

INVESTING ACTIVITIES
Proceeds from sale of property and equipment	59	41	738	299
Proceeds from sale of affiliate	—	—	—	570
Proceeds from sale of marketable securities	—	—	4,794	—
Capital expenditures	(24,638)	(11,462)	(59,108)	(51,518)
Investment in affiliates, net	(8,792)	1	(9,323)	2,919
Purchases of short-term investments	(452,920)	(153,000)	(1,049,765)	(322,484)
Proceeds from maturities and sales of short-term investments	214,302	27,282	659,517	132,142
Distribution from investment in affiliate	—	—	3,000	—
Dividend to joint venture	—	(2,481)	(751)	(2,481)
Acquisition, net of cash acquired	—	—	(12,868)	—

Net cash used in investing activities	(271,989)	(139,619)	(463,766)	(240,553)

FINANCING ACTIVITIES
Proceeds from sale of Class A shares through employee stock plans and other plans	21,819	22,086	131,695	95,642
Proceeds from sale of Class B shares through employee stock plans and other plans	—	99	1	99
Repayment of Class B notes receivable	1,176	—	1,176	—
Purchase of treasury shares	—	—	—	(11,922)

Net cash provided by financing activities	22,995	22,185	132,872	83,819

Translation adjustment	1,980	(691)	13,612	1,678

Increase in cash and cash equivalents	183,927	178,288	397,169	133,014
Beginning cash and cash equivalents	766,068	374,538	552,826	419,812

Ending cash and cash equivalents	949,995	552,826	949,995	552,826
Short-term investments	637,623	244,110	637,623	244,110

Ending cash, cash equivalents and short-term investments	$1,587,618	$796,936	$1,587,618	$796,936

ELECTRONIC ARTS

Unaudited Condensed Consolidating Statements of Operations

(in thousands, except per share data)

	Three Months Ended March 31, 2003			Three Months Ended March 31, 2002
	EA Core (excl. EA.com)	EA.com	Electronic Arts	EA Core (excl. EA.com)	EA.com	Electronic Arts
Net revenues	$442,372	$20,758	$463,130	$446,095	$23,596	$469,691
Cost of goods sold	159,075	5,295	164,370	200,288	4,715	205,003

Gross profit	283,297	15,463	298,760	245,807	18,881	264,688
Operating expenses:
Marketing and sales (note 1)	61,460	10,613	72,073	52,747	8,663	61,410
General and administrative	34,090	1,403	35,493	24,384	2,224	26,608
Research and development (note 2)	87,074	21,745	108,819	67,590	29,346	96,936
Amortization of intangibles	746	—	746	3,273	2,836	6,109
Restructuring charges	3,088	4,088	7,176	—	(63)	(63)
Asset impairment charges	1,990	62,887	64,877	—	6,315	6,315

Total operating expenses	188,448	100,736	289,184	147,994	49,321	197,315

Operating income (loss)	94,849	(85,273)	9,576	97,813	(30,440)	67,373
Interest and other income (expense), net	5,385	(48)	5,337	2,607	(51)	2,556

Income (loss) before provision for income taxes and minority interest	100,234	(85,321)	14,913	100,420	(30,491)	69,929
Provision for income taxes	4,623	—	4,623	21,678	—	21,678

Income (loss) before minority interest	95,611	(85,321)	10,290	78,742	(30,491)	48,251
Minority interest in consolidated joint venture	(1,050)	—	(1,050)	(956)	—	(956)

Net income (loss) before retained interest in EA.com	94,561	(85,321)	9,240	77,786	(30,491)	47,295
Net loss related to retained interest in EA.com	(82,844)	82,844	—	(25,917)	25,917	—

Net income (loss)	$11,717	$(2,477)	$9,240	$51,869	$(4,574)	$47,295

Earnings per share—Class A Stockholders
Diluted			$0.06			$0.33
Basic			$0.08			$0.38
Number of shares used in diluted earnings per share computation			147,055			144,056
Number of shares used in basic earnings per share computation			143,471			137,985

Loss per share—Class B Stockholders
Diluted			$(1.18)			$(0.76)
Basic			$(1.18)			$(0.76)
Number of shares used in diluted loss per share computation			2,092			6,039
Number of shares used in basic loss per share computation			2,092			6,039

Non-GAAP Results (In thousands, except per share data)

The following table shows the Company’s non-GAAP results reconciled to the Generally Accepted Accounting Principles (“GAAP”) Consolidated Statements of Operations. The Company’s non-GAAP results do not include amortization of intangibles, restructuring charges, asset impairment charges and other than temporary impairment of investments. In addition, income taxes are allocated to EA Core and EA.com at the consolidated effective tax rate (31%) on a pro rata basis.

	Three Months Ended March 31, 2003			Three Months Ended March 31, 2002
	EA Core (excl. EA.com)	EA.com	Electronic Arts	EA Core (excl. EA.com)	EA.com	Electronic Arts
Net income (loss)—GAAP (note 5)	$11,717	$(2,477)	$9,240	$51,869	$(4,574)	$47,295

Net loss related to retained interest in EA.com (note 3)	82,844	(82,844)	—	25,917	(25,917)	—
Non-GAAP allocation of income taxes (note 4)	(26,449)	26,449	—	(9,453)	9,453	—

Subtotal	68,112	(58,872)	9,240	68,333	(21,038)	47,295

Amortization of intangibles	746	—	746	3,273	2,836	6,109
Restructuring charges	3,088	4,088	7,176	—	(63)	(63)
Asset impairment charges	1,990	62,887	64,877	—	6,315	6,315
Income taxes effect on the above items	(1,806)	(20,762)	(22,568)	(1,014)	(2,817)	(3,831)

Non-GAAP net income (loss)	$72,130	$(12,659)	$59,471	$70,592	$(14,767)	$55,825

Non-GAAP diluted earnings (loss) per share	$0.49	$(0.09)	$0.40	$0.49	$(0.10)	$0.39
Number of shares used in diluted earnings (loss) per share computation	147,055	147,055	147,055	144,056	144,056	144,056

Notes:

1)	EA.com marketing and sales includes $4,467K of Carriage Fee for the three months ended March 31, 2003 and $4,466K for the three months ended March 31, 2002.
2)	EA.com development includes $6,507K of Network Development and Support and $2,995K of CRMD for the three months ended March 31, 2003; and includes $12,580K of Network Development and Support and $2,106K of CRMD for the three months ended March 31, 2002.
3)	EA Core maintained approximately 85% retained interest in EA.com through August 2002, 88% retained interest through February 2003 and maintains approximately 99% retained interest in EA.com thereafter and is reflected in the Net income—GAAP for EA Core. The non-GAAP statements exclude the retained interest allocation.
4)	The provision for income taxes was allocated between EA Core and EA.com at the worldwide effective tax rate (31%) based on each segment’s pro rata share of income or loss. The sum of provision (benefit) for EA Core and EA.com is the same as consolidated tax provision.
5)	In accordance with Statement of Financial Accounting Standards No. 142, “Goodwill and Other Intangible Assets,” the Company ceased to amortize goodwill beginning in fiscal 2003. Net income and diluted earnings per share for Class A stockholders for the three months ended March 31, 2002 would have been $49,324K and $0.34, respectively, if the Company did not amortize goodwill for that period.

ELECTRONIC ARTS

Unaudited Condensed Consolidating Statements of Operations

(in thousands, except per share data)

	Twelve Months Ended March 31, 2003			Twelve Months Ended March 31, 2002
	EA Core (excl. EA.com)	EA.com	Electronic Arts	EA Core (excl. EA.com)	EA.com	Electronic Arts
Net revenues	$2,400,669	$81,575	$2,482,244	$1,647,502	$77,173	$1,724,675
Cost of goods sold	1,056,385	16,417	1,072,802	797,894	16,889	814,783

Gross profit	1,344,284	65,158	1,409,442	849,608	60,284	909,892
Operating expenses:
Marketing and sales (note 1)	289,933	42,520	332,453	202,749	38,360	241,109
General and administrative	123,538	7,321	130,859	96,919	10,140	107,059
Research and development (note 2)	299,294	101,696	400,990	250,590	129,974	380,564
Amortization of intangibles	3,526	3,956	7,482	12,888	12,530	25,418
Restructuring charges	11,014	4,088	15,102	—	7,485	7,485
Asset impairment charges	3,442	62,887	66,329	—	12,818	12,818

Total operating expenses	730,747	222,468	953,215	563,146	211,307	774,453

Operating income (loss)	613,537	(157,310)	456,227	286,462	(151,023)	135,439
Interest and other income (expense), net	5,452	(230)	5,222	13,472	(624)	12,848

Income (loss) before provision for income taxes and minority interest	618,989	(157,540)	461,449	299,934	(151,647)	148,287
Provision for income taxes	143,049	—	143,049	45,969	—	45,969

Income (loss) before minority interest	475,940	(157,540)	318,400	253,965	(151,647)	102,318
Minority interest in consolidated joint venture	(1,303)	—	(1,303)	(809)	—	(809)

Net income (loss) before retained interest in EA.com	474,637	(157,540)	317,097	253,156	(151,647)	101,509
Net loss related to retained interest in EA.com	(145,425)	145,425	—	(128,900)	128,900	—

Net income (loss)	$329,212	$(12,115)	$317,097	$124,256	$(22,747)	$101,509

Earnings per share—Class A Stockholders
Diluted			$2.17			$0.71
Basic			$2.34			$0.91
Number of shares used in diluted earnings per share computation			146,446			143,142
Number of shares used in basic earnings per share computation			140,989			136,832

Loss per share—Class B Stockholders
Diluted			$(2.77)			$(3.77)
Basic			$(2.77)			$(3.77)
Number of shares used in diluted loss per share computation			4,368			6,026
Number of shares used in basic loss per share computation			4,368			6,026

Non-GAAP Results (In thousands, except per share data)

The following table shows the Company’s non-GAAP results reconciled to the Generally Accepted Accounting Principles (“GAAP”) Consolidated Statements of Operations. The Company’s non-GAAP results do not include amortization of intangibles, restructuring charges, asset impairment charges and other than temporary impairment of investments. In addition, income taxes are allocated to EA Core and EA.com at the consolidated effective tax rate (31%) on a pro rata basis.

	Twelve Months Ended March 31, 2003			Twelve Months Ended March 31, 2002
	EA Core (excl. EA.com)	EA.com	Electronic Arts	EA Core (excl. EA.com)	EA.com	Electronic Arts
Net income (loss)—GAAP (note 6)	$329,212	$(12,115)	$317,097	$124,256	$(22,747)	$101,509

Net loss related to retained interest in EA.com (note 3)	145,425	(145,425)	—	128,900	(128,900)	—
Non-GAAP allocation of income taxes (note 4)	(48,837)	48,837	—	(47,011)	47,011	—

Subtotal	425,800	(108,703)	317,097	206,145	(104,636)	101,509

Amortization of intangibles	3,526	3,956	7,482	12,888	12,530	25,418
Restructuring charges	11,014	4,088	15,102	—	7,485	7,485
Asset impairment charges	3,442	62,887	66,329	—	12,818	12,818
Other than temporary impairment of investment in affiliates (note 5)	10,119	—	10,119	—	—	—
Income taxes effect on the above items	(8,712)	(21,988)	(30,700)	(3,995)	(10,178)	(14,173)

Non-GAAP net income (loss)	$445,189	$(59,760)	$385,429	$215,038	$(81,981)	$133,057

Non-GAAP diluted earnings (loss) per share	$3.04	$(0.41)	$2.63	$1.50	$(0.57)	$0.93
Number of shares used in diluted earnings (loss) per share computation	146,446	146,446	146,446	143,142	143,142	143,142

Notes:

1)	EA.com marketing and sales includes $17,866K of Carriage Fee for the twelve months ended March 31, 2003; and includes $17,864K of Carriage Fee for the twelve months ended March 31, 2002.
2)	EA.com development includes $43,040K of Network Development and Support and $10,047K of CRMD for the twelve months ended March 31, 2003; and includes $59,483K of Network Development and Support and $10,599K of CRMD for the twelve months ended March 31, 2002.
3)	EA Core maintained approximately 85% retained interest in EA.com through August 2002, 88% retained interest through February 2003 and maintains approximately 99% retained interest in EA.com thereafter and is reflected in the Net income—GAAP for EA Core. The non-GAAP results exclude the retained interest allocation.
4)	The provision for income taxes was allocated between EA Core and EA.com at the worldwide effective tax rate (31%) based on each segment’s pro rata share of income or loss. The sum of provision (benefit) for EA Core and EA.com is the same as consolidated tax provision.
5)	Total other than temporary impairment of investment in affiliates were $10,119K for the twelve months ended March 31, 2003. These are in Interest and Other Income (Expense), net in GAAP financials, and excluded in the non-GAAP results.
6)	In accordance with Statement of Financial Accounting Standards No. 142, “Goodwill and Other Intangible Assets,” the Company ceased to amortize goodwill beginning in fiscal 2003. Net income and diluted earnings per share for Class A stockholders for the twelve months ended March 31, 2002 would have been $110,565K and $0.77, respectively, if the Company did not amortize goodwill for that period.

ELECTRONIC ARTS

Unaudited Reconciliation of GAAP to Non-GAAP Condensed Consolidating Statements of Operations

(in millions, except per share data)

The following tables show the Company’s non-GAAP results reconciled to the Generally Accepted Accounting Principles (“GAAP”) Consolidated Statements of Operations. The Company’s non-GAAP results do not include amortization of intangibles, restructuring charges, asset impairment charges and other than temporary impairment of investments.

	Q4 FY02	Q1 FY03	Q2 FY03	Q3 FY03	Q4 FY03
QUARTERLY RESULTS

Operating Income
GAAP operating income	$67	$6	$71	$369	$10
Adjustments:
Amortization of intangibles	6	2	2	3	1
Restructuring charges	—	—	—	8	7
Asset impairment charges	7	—	—	2	64

Total adjustments	13	2	2	13	72

Non-GAAP operating income	$80	$8	$73	$382	$82

Non-GAAP operating income margin – % of net revenues	17%	3%	16%	31%	18%

Net Income
GAAP net income	$47	$7	$51	$250	$9
Adjustments:
Amortization of intangibles	6	2	2	3	1
Restructuring charges	—	—	—	8	7
Asset impairment charges	7	—	—	2	64
Other than temporary impairment of investment in affiliates	—	—	—	10	—
Income taxes effect on the above items	(4)	—	(1)	(8)	(22)

Total adjustments	9	2	1	15	50

Non-GAAP net income	$56	$9	$52	$265	$59

Non-GAAP net income margin – % of net revenues	12%	3%	11%	21%	13%

GAAP diluted earnings per share	$0.33	$0.05	$0.34	$1.69	$0.06
Non-GAAP diluted earnings per share	$0.39	$0.06	$0.35	$1.79	$0.40
Number of shares used in diluted earnings per share computation	144	145	147	148	147

EA Core Operating Income
GAAP operating income	$97	$26	$94	$398	$95
Adjustments:
Amortization of intangibles	4	1	1	1	1
Restructuring charges	—	—	—	8	3
Asset impairment charges	—	—	—	1	2

Total adjustments	4	1	1	10	6

Non-GAAP operating income	$101	$27	$95	$408	$101

Non-GAAP operating income margin – % of net revenues	23%	9%	22%	34%	23%

TRAILING TWELVE MONTH RESULTS

Operating Income
GAAP operating income	$135	$209	$333	$513	$456
Adjustments:
Amortization of intangibles	25	20	16	13	8
Restructuring charges	8	7	7	8	15
Asset impairment charges	13	14	14	9	66

Total adjustments	46	41	37	30	89

Non-GAAP operating income	$181	$250	$370	$543	$545

Non-GAAP operating income margin – % of net revenues	11%	13%	18%	22%	22%

Net Income
GAAP net income	$102	$153	$237	$355	$317
Adjustments:
Amortization of intangibles	25	20	16	13	8
Restructuring charges	8	7	7	8	15
Asset impairment charges	13	14	14	9	66
Other than temporary impairment of investment in affiliates	—	—	—	10	10
Income taxes effect on the above items	(15)	(11)	(11)	(13)	(31)

Total adjustments	31	30	26	27	68

Non-GAAP net income	$133	$183	$263	$382	$385

Non-GAAP net income margin – % of net revenues	8%	10%	13%	15%	16%

GAAP diluted earnings per share	$0.71	$1.06	$1.64	$2.41	$2.17
Non-GAAP diluted earnings per share	$0.93	$1.26	$1.82	$2.59	$2.63
Number of shares used in diluted earnings per share computation	143	145	145	147	146

EA Core Operating Income
GAAP operating income	$286	$341	$451	$615	$613
Adjustments:
Amortization of intangibles	13	11	9	7	4
Restructuring charges	—	—	—	8	11
Asset impairment charges	—	—	—	1	3

Total adjustments	13	11	9	16	18

Non-GAAP operating income	$299	$352	$460	$631	$631

Non-GAAP operating income margin – % of net revenues	18%	20%	23%	26%	26%

ELECTRONIC ARTS

Unaudited Supplemental Financial Information and Business Metrics

($ in millions, except per share data, SKU count and Headcount)

	Q4 FY02	Q1 FY03	Q2 FY03	Q3 FY03	Q4 FY03	YOY % Growth
CONSOLIDATED FINANCIAL DATA
Net revenues	470	332	453	1,234	463	(1%)
Net revenues—trailing twelve months (“TTM”)	1,725	1,875	2,088	2,489	2,482	44%

Gross profit	265	189	253	668	299	13%
Gross margin—% of net revenues	56%	57%	56%	54%	65%
Gross profit—TTM	910	1,008	1,138	1,375	1,409	55%
Gross margin—TTM % of net revenues	53%	54%	55%	55%	57%

Operating income	67	6	71	369	10	(86%)
Operating income margin—% of net revenues	14%	2%	16%	30%	2%
Operating income—TTM	135	209	333	513	456	237%
Operating income margin—TTM % of net revenues	8%	11%	16%	21%	18%

Net income	47	7	51	250	9	(80%)
Diluted earnings per share	$0.33	$0.05	$0.34	$1.69	$0.06	(82%)
Net income—TTM	102	153	237	355	317	212%
Diluted earnings per share—TTM	$0.71	$1.06	$1.64	$2.41	$2.17	206%

Non-GAAP operating income*	80	8	73	382	82	3%
Non-GAAP operating income margin—% of net revenues	17%	3%	16%	31%	18%
Non-GAAP operating income—TTM*	181	250	370	543	545	201%
Non-GAAP operating income margin—TTM % of net revenues	11%	13%	18%	22%	22%

Non-GAAP net income*	56	9	52	265	59	7%
Non-GAAP diluted earnings per share*	$0.39	$0.06	$0.35	$1.79	$0.40	3%
Non-GAAP net income—TTM*	133	183	263	382	385	190%
Non-GAAP diluted earnings per share—TTM*	$0.93	$1.26	$1.82	$2.59	$2.63	183%

EA CORE FINANCIAL DATA
EA Core net revenues	446	312	434	1,212	442	(1%)
EA Core net revenues—TTM	1,648	1,793	2,003	2,404	2,400	46%

EA Core operating income	97	26	94	398	95	(3%)
EA Core operating income margin—% of net revenues	22%	8%	22%	33%	21%
EA Core operating income—TTM	286	341	451	615	613	114%
EA Core operating income margin—TTM % of net revenues	17%	19%	23%	26%	26%

EA.COM FINANCIAL DATA
EA.com net revenues	24	20	19	22	21	(12%)
EA.com net revenues—TTM	77	82	85	85	82	6%

EA.com operating loss	(30)	(20)	(23)	(29)	(85)	N/A
EA.com operating loss—TTM	(151)	(132)	(118)	(102)	(157)	N/A

CASH FLOW DATA
Operating cash flow	296	6	79	198	431	45%
Operating cash flow—TTM	288	324	453	579	714	148%

Capital expenditures	12	8	15	11	25	115%
Capital expenditures—TTM	52	45	45	46	59	15%

BALANCE SHEET DATA
Cash, cash equivalents and short-term investments	797	827	921	1,165	1,588	99%
Marketable securities	7	5	6	1	1	(84%)
Receivables, net	190	118	139	609	82	(57%)
Inventories, net	24	24	37	33	25	6%

OTHER
Employees	3,479	3,501	3,704	3,788	3,938	13%

*	Please see attached Unaudited Reconciliation of GAAP to Non-GAAP Condensed Consolidating Statements of Operations

ELECTRONIC ARTS

Unaudited Supplemental Financial Information and Business Metrics

($ in millions, except per share data, SKU count and Headcount)

	Q4 FY02	Q1 FY03	Q2 FY03	Q3 FY03	Q4 FY03	YOY % Growth
GEOGRAPHIC REVENUE MIX
North America Revenue	310	174	313	696	253	(18%)
Revenue outside North America	160	158	140	538	210	32%

Europe Revenue	127	126	117	471	165	30%
Japan Revenue	19	17	9	29	25	28%
Asia Pacific Revenue	14	15	14	38	20	51%
Net Revenues	470	332	453	1,234	463	(1%)

GEOGRAPHIC REVENUE MIX—as a % of Net Revenues
North America Revenue	66%	52%	69%	57%	55%
Revenue outside North America	34%	48%	31%	43%	45%

Europe Revenue	27%	38%	26%	38%	36%
Japan Revenue	4%	5%	2%	2%	5%
Asia Pacific Revenue	3%	5%	3%	3%	4%

Net Revenues	100%	100%	100%	100%	100%

PLATFORM REVENUE MIX
PC	137	76	82	219	121	(11%)
Sony PlayStation 2	113	135	158	459	158	40%
Nintendo GameCube	22	15	28	111	23	5%
Xbox	33	20	37	117	45	33%
Sony PlayStation	27	13	24	54	9	(65%)
Game Boy Advance	14	2	4	68	5	(61%)
Game Boy Color	10	1	2	22	1	(88%)
License/OEM	6	2	3	5	5	(27%)
Co-publishing and Distribution	83	47	96	157	75	(10%)
Other	1	1	—	—	—	(75%)

Total EA Core Revenues	446	312	434	1,212	442	(1%)

Subscription	9	8	7	10	13	46%
Advertising	13	10	9	9	3	(73%)
Product Sales	—	1	1	2	4	380%
Direct Sales	2	1	1	1	1	(12%)
License/OEM	—	—	1	—	—	0%

Total EA.com Revenues	24	20	19	22	21	(12%)

Net Revenues	470	332	453	1,234	463	(1%)

PLATFORM REVENUE MIX—as a % of Net Revenues
PC	29%	23%	18%	18%	26%
Sony PlayStation 2	24%	41%	35%	37%	34%
Nintendo GameCube	5%	4%	6%	9%	5%
Xbox	7%	6%	8%	9%	10%
Sony PlayStation	6%	4%	6%	4%	2%
Game Boy Advance	3%	1%	1%	6%	1%
Game Boy Color	2%	0%	0%	2%	0%
License/OEM	1%	1%	1%	0%	1%
Co-publishing and Distribution	18%	14%	21%	13%	16%
Other	0%	0%	0%	0%	0%

Total EA Core Revenues	95%	94%	96%	98%	95%

Subscription	2%	3%	2%	1%	3%
Advertising	3%	3%	2%	1%	1%
Product Sales	0%	0%	0%	0%	1%
Direct Sales	0%	0%	0%	0%	0%
License/OEM	0%	0%	0%	0%	0%

Total EA.com Revenues	5%	6%	4%	2%	5%

Net Revenues	100%	100%	100%	100%	100%

Platform Sku Release Mix
PC	6	2	3	9	3	(50%)
Sony PlayStation 2	6	4	4	9	2	(67%)
Nintendo GameCube	2	2	4	9	2	0%
Xbox	4	2	3	8	3	(25%)
Sony PlayStation	—	1	2	3	—	0%
Game Boy Advance	1	1	1	4	1	0%
Game Boy Color	—	—	—	1	—	0%
Online	1	—	1	1	1	0%

Total skus	20	12	18	44	12	(40%)

ELECTRONIC ARTS

Post-Ship Advance Write-Off Adjustment

(in Millions)

	Q1	Q2	Q3	Q4	Year
FISCAL 2003

GROSS PROFIT

Pre-adjustment	$191	$254	$675	$300	$1,420
% of net revenues	57.4%	56.1%	54.7%	64.8%	57.2%

Post-adjustment	$189	$253	$668	$299	$1,409
% of net revenues	57.1%	55.7%	54.2%	64.5%	56.8%

Change	$(2)	$(1)	$(7)	$(1)	$(11)

RESEARCH AND DEVELOPMENT

Pre-adjustment	$92	$97	$113	$110	$412
% of net revenues	27%	22%	9%	24%	17%

Post-adjustment	$90	$96	$106	$109	$401
% of net revenues	27%	21%	9%	23%	16%

Change	$(2)	$(1)	$(7)	$(1)	$(11)

FISCAL 2002

GROSS PROFIT

Pre-adjustment	$93	$122	$432	$270	$917
% of net revenues	51.1%	51.0%	51.9%	57.4%	53.2%

Post-adjustment	$92	$122	$431	$265	$910
% of net revenues	50.4%	50.8%	51.8%	56.4%	52.8%

Change	$(1)	$—	$(1)	$(5)	$(7)

RESEARCH AND DEVELOPMENT

Pre-adjustment	$91	$97	$98	$102	$388
% of net revenues	50%	41%	12%	22%	22%

Post-adjustment	$90	$97	$97	$97	$381
% of net revenues	49%	40%	12%	21%	22%

Change	$(1)	$—	$(1)	$(5)	$(7)

FISCAL 2001

GROSS PROFIT

Pre-adjustment	$77	$99	$334	$160	$670
% of net revenues	49.6%	45.2%	52.1%	52.2%	50.7%

Post-adjustment	$75	$98	$328	$156	$657
% of net revenues	48.2%	44.5%	51.2%	51.0%	49.7%

Change	$(2)	$(1)	$(6)	$(4)	$(13)

RESEARCH AND DEVELOPMENT

Pre-adjustment	$79	$90	$110	$110	$389
% of net revenues	51%	41%	17%	36%	29%

Post-adjustment	$77	$89	$104	$106	$376
% of net revenues	50%	40%	16%	35%	28%

Change	$(2)	$(1)	$(6)	$(4)	$(13)

ELECTRONIC ARTS

Unaudited Supplemental Fact Sheet for Q4 Fiscal 2003

Q4 Product Releases	Platform

• The Sims™	PlayStation®2
• MVP Baseball™ 2003	PlayStation 2
• The Lord of the Rings™, The Two Towers™	Xbox™
• The Sims	Xbox
• MVP Baseball 2003	Xbox
• The Lord of the Rings, The Two Towers	Nintendo GameCube™
• The Sims	Nintendo GameCube
• James Bond 007™: Nightfire™	Game Boy® Advance
• Ultima Online™: Age of Shadows™	Online Packaged Goods
• SimCity™ 4	PC
• Command & Conquer™ Generals	PC
• MVP Baseball 2003	PC

Co-pub, International only and Others (not in SKU count)

• Dead to Rights	PlayStation 2
• Battlefield 1942™: The Road to Rome	PC
• 1503 A.D. The New World	PC

Platinum Titles in Fiscal 2003 (sold at least 1 million units in fiscal year)

• Harry Potter and the Chamber of Secrets™	• The Sims™ Vacation Expansion Pack
• Madden NFL™ 2003	• The Sims™ Deluxe
• Medal of Honor Frontline™	• NCAA® Football 2003
• FIFA Soccer 2003	• Kingdom Hearts
• The Lord of the Rings, The Two Towers	• Tiger Woods PGA TOUR® 2003
• James Bond 007: Nightfire	• NHL® 2003
• The Sims	• Harry Potter and the Sorcerer’s Stone™
• The Sims™ Unleashed Expansion Pack	• James Bond 007™ in ... Agent Under Fire™
• 2002 FIFA World Cup Soccer	• SimCity 4
• Need for Speed™ Hot Pursuit 2	• NASCAR Thunder™ 2003
• NBA Live 2003	• Battlefield 1942™

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